Exhibit 10.2

AMENDMENT
TO THE

DIGERATI TECHNOLOGIES, INC.
2015 EQUITY COMPENSATION PLAN

THIS AMENDMENT TO THE 2015 EQUITY COMPENSATION PLAN (as may be amended from time to time, the “Plan”) is dated as of May 25, 2023 (the “Effective Date”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

WHEREAS, Section 10 of the Plan permits amendment of the Plan, subject to approval by the board of directors of DIGERATI TECHNOLOGIES, INC. (the “Board”);

WHEREAS, Section 4(a) of the Plan presently allows for the maximum number of Shares that may be issued in respect of Awards under the Plan to be 7,500,000 Shares;

WHEREAS, the Board has authorized and approved amendment of the Plan to increase the number of Shares available for grant under the Plan to 15,000,000 Shares; and

WHEREAS, this Amendment is intended to memorialize the above referenced change to thePlany by Board of the Plan, as set forth herein and as has been authorized and approved by the Board.

NOW, THEREFORE, pursuant to Section 10 of the Plan, Section 4(a) of the Plan is hereby amended, as of the Effective Date, by elimination of the phrase “7,500,000 Shares” therein and replacement thereof with the phrase “15,000,000 Shares.”

Except as expressly amended by this Amendment, all terms and conditions of the Plan shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the principles of conflicts of laws.

[Signature Page(s) Follow(s) this Page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first indicated above.

THE BOARD OF DIRECTORS OF DIGERATI TECHNOLOGIES, INC.

/s/ Arthur L. Smith
Arthur L. Smith

/s/ Craig K. Clement
Craig K. Clement

/s/ Maxwell A. Polinsky
Maxwell A. Polinsky

[Signature Page to Amendment of 2015 Equity Compensation Plan]